First Quarter FY 2013 Earnings Presentation Bristow Group Inc. August 7, 2012 Exhibit 99.1

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Fourth quarter earnings call agenda
Introduction
CEO remarks and operational highlights
Current and future financial performance
- Q1 FY13 financial results discussion
- New contract awards
Closing remarks
Questions and answers
Linda McNeill, Director Investor Relations
Bill Chiles, President and CEO
Jonathan Baliff, SVP and CFO
Bill Chiles, President and CEO

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings guidance, expected operating margins and other financial projections; future dividends, share repurchase and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements.
These risks, uncertainties and other factors include those discussed under the captions “Risk Factors”
and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our
Annual Report on Form 10-K for the fiscal year-ended March 31, 2012 and our Quarterly Report on
Form 10-Q for the quarter ended June 30, 2012. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

4 Chief Executive Officer comments Bill Chiles, President and CEO

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operational safety review
* Includes consolidated commercial operations only
Total Recordable Injury Rate* per 200,000 man-
hours (cumulative)
Lost Work Case Rate* per 200,000
man-hours (cumulative)
Commercial Air Accident Rate* per 100,000
Flight Hours (Fiscal Year)
FY12
FY12
FY13
FY13
0
0.54
0.53 0.53
0
0
1
2
3
FY09 FY10 FY11 FY12 Q1 FY13
0.18
0.28
0.23
0.25
0.22
0.19
0.2 0.21
0.23
0.32
0.16
0.11
0
0.5
1
J A S O N D J F M A M J
0.18
0.28
0.23
0.2
0.17
0.15
0.20
0.15
0.14
0.32
0.16
0.11
0
0.5
1
J A S O N D J F M A M J

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Q1 FY13 Highlights
•
The strong operating performance in Q4 FY12 continued in Q1 FY13 with GAAP
EPS up 14% and adjusted EPS higher by 50% year-over-year
•
Cash flow from operations of $55.4 million up ~ 5% year-over-year
•
Four out of five business units generated positive BVA** with an overall increase of $17.3 million over Q1 FY12 from increased revenue and margin improvement
•
EPS guidance for the full FY13 is reaffirmed at $3.25 - $3.55
•
Q1 operating revenue of $320.7M (12% increase from Q1 FY12, 1% increase from Q4 FY12)
•
Q1 GAAP EPS of $0.65 (14% increase from Q1 FY12, 67% increase from Q4 FY12)
•
Q1 adjusted EPS* of $0.81 (50% increase from Q1 FY12, 34% decrease from Q4 FY12)
•
Q1 adjusted EBITDAR* of $84.3M (26% increase from Q1 FY12, 15%
decrease
from Q4 FY12)
*    Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period.
See reconciliation of these items to GAAP measures in the appendix hereto and in our earnings release for the quarter ended June 30, 2012.
**  Bristow Value Added (BVA) is calculated by taking Gross Cash Flow less the product of Gross Operating Assets times a capital charge of
10.5%. Sample calculation for Q1 FY12 and Q1 FY13 can be found in the appendix hereto.

• Global E & P spending is expected to rise by 11% in 2012 even in the face of worldwide economic uncertainty and upcoming U.S. presidential elections
• Supermajors continue to earmark deepwater and ultra deepwater projects, especially in response to weakness in the natural gas sector
• Secular trends, such as continued deepwater development, higher safety requirements, and an acceleration of newer technology, are expected to support demand for additional larger helicopters
• The Gulf of Mexico activity demonstrates all of these trends as rising dayrates across all rig classes and solid contract momentum support the bullish outlook for helicopter demand in this region
• Continued momentum around the world for search and rescue (SAR) work is contributing to tightness in helicopter supply
Current market environment

Hammerfest
Bergen
Kristiansund
Stavanger
Norway
Scasta
Aberdeen
Humberside
Norwich
UK
Den Helder
Netherlands

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
Europe represented 39% of Bristow operating
revenue and 42% of adjusted EBITDAR* in Q1
FY13
•
Operating revenue increased to $123.2M in Q1
FY13 from $108.3M in Q1 FY12 with the
addition of four large aircraft and increased
activity with existing clients and new contracts
in NNS and Norway
•
Adjusted EBITDAR increased to $39.7M in
Q1FY13 from $35.7M in Q1 FY12 while
adjusted EBITDAR margin remained relatively
flat at 32.2% in Q1 FY13 versus 33.0% in Q1
FY12
Outlook:
• Bristow is shortlisted for UK SAR program
with results to be announced in early 2013
• High activity continues as demonstrated by
new awards for nine aircraft recently
announced.  Additional awards are
anticipated next quarter.
FY13 adjusted EBITDAR margin
expected to be ~ low thirties
Europe (EBU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

Warri Osubi
Warri Texaco
Port Harcourt
Escravos
Eket
Nigeria
Calabar
Lagos

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

West Africa (WASBU)
•
Nigeria represented 21% of Bristow operating
revenue and 22% of adjusted EBITDAR* in Q1 FY13
•
Operating revenue of $66.4M in Q1 FY13 increased
27% from $52.3M in Q1 FY12 due to strong activity
and a 12% increase in flight hours compared to Q1
FY12
•
Adjusted EBITDAR increased to $21.2M in Q1 FY13
from $15.4M in Q1 FY12 with adjusted EBITDAR
margin of 32% in Q1 FY13 vs 30% in Q1 FY12
•
Outlook:
•
Improved service through Client Promise
initiative continues to drive strong results: Two
existing contracts extended with better pricing
and terms
•
Upcoming heavy maintenance on several
aircraft will impact Q2 and Q3 FY13
•
We continue to work on optimizing the
operating model in this business unit as part
of the local content initiative
FY13 adjusted EBITDAR margin expected
to be ~ low thirties
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

Prudhoe Bay
Fairbanks
Anchorage
Valdez
Houma
Patterson
New Iberia
Intracoastal City
Galliano
Venice
Brazoria County

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
•
North America represented 17% of Bristow operating
revenue and 13% of adjusted EBITDAR* in Q1 FY13
•
Adjusted EBITDAR almost doubled to $12.2M in Q1 FY13
vs. $6.3M in Q1 FY12 and adjusted EBITDAR margin of
23.2% in Q1 FY13 increased significantly from 14.3% in
Q1 FY12
•
Sequential improvement of almost 50% in adjusted
EBITDAR from $8.2M in Q4 FY12 to $12.2M in the
current quarter
•
The business model performed with  key parameters
significantly better: several mid-teen price increases,
large aircraft working  and costs contained
Outlook:
•
Our business is improving in FY13 similar to other
oil service  deepwater sector recoveries  - more
rigs, more people, and better results
•
Client Promise initiative continues to deliver
positive results
FY13 adjusted EBITDAR expected to be ~ low
twenties
North America (NABU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

Broome
Truscott
Darwin
BDI provide support to the Republic of Singapore Air Force
Oakey
Karratha
Varanus Is
Barrow Is
Australia
Exmouth
Perth
Dongara
Port Lincoln
Essendon
Tooradin

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Australia (AUSBU)
•
Australia represented 12% of Bristow operating
revenue and 11% of adjusted EBITDAR* in Q1 FY13
•
Operating revenue of $38.2M in Q1 FY13 decreased
from $40.9M in Q1 FY12 due to a decrease in overall
flight activity
•
Adjusted EBITDAR increased to $10.3M in Q1 FY13
from $8.3M in Q1 FY12 and adjusted EBITDAR
margin increased to 27.0% in Q1 FY13 from 20.2% in
Q1 FY12 reflecting better asset utilization along with
lower operating costs
•
INPEX award of a ten-year contract for up to
six large aircraft with an option to add a long
term SAR aircraft with the start date in FY14
•
Aircraft will be redeployed as short term
contracts roll off. This will impact performance
in Q2 and Q3 FY13
•
An additional medium aircraft contract award
with improved terms
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
Outlook:
FY13 adjusted EBITDAR margin expected to
be ~ mid to high twenties

Consolidated in OIBU
Unconsolidated Affiliate

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Other International (OIBU)
Other International (OIBU)
•
Other International represented 11% of Bristow operating revenue and 12% of adjusted EBITDAR* in Q1 FY13
•
Operating revenue decreased  to $33.2M in Q1 FY13 vs. $34.5M in Q1 FY12 due to decrease in activity in Ghana and the end of a contract in the Baltic Sea
•
Adjusted EBITDAR margin of 36.2% in Q1 FY13 decreased from
48.1% in Q1 FY12 due primarily to decreased earnings from
unconsolidated affiliates (particularly Lider in Brazil), activity reduction in Mexico, and increased operating costs in Trinidad
•
Lider equity earnings decreased to $0.0M in Q1 FY13  compared to $2.7M in Q1 FY12
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
Outlook:
•
Potential new opportunities in Caspian, East Africa, Southeast
Asia, and the Caribbean
•
Petrobras awarded Lider contracts for five new large aircraft, with one leased by Bristow to Lider, with operations scheduled to commence starting in August 2012 through April 2013
•
Lider’s second half of the year is expected to be better than the first half as operations under new contracts begin. Currency fluctuations make it difficult to predict if this will translate into higher equity earnings
FY13 adjusted EBITDAR margin expected to be ~ low
to mid forties

13 Financial discussion Jonathan Baliff, SVP and CFO

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Financial highlights:
Adjusted EPS and EBITDAR Summary
Q1FY2012 to Q1FY2013 adjusted EPS bridge
Q1FY2012 to Q1FY2013 adjusted EBITDAR bridge (in millions)
$0.54
$0.81
$0.28
$0.08
$0.09
Q1FY2012 Operations Corporate and Other FX Changes Q1FY2013
$67.0
$84.3
$15.9
$5.4
$4.0
Q1FY2012 Operations Corporate and Other FX Changes Q1FY2013
   Adjusted EPS and EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the quarter.  See reconciliation of these items to GAAP in the appendix hereto and in our earnings release for the quarter ended June 30, 2012
.
*

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

LACE rate increased with overall LACE declining
due to sales of less productive aircraft
YTD LACE Rate increased with the improvement in contract terms and higher utilization of aircraft, especially in NABU and WASBU
($ in millions)
* YTD FY13 LACE rate is annualized
295
290
279
268
263
164
159
153
149
147
0
50
100
150
200
250
300
350
FY09 FY10 FY11 FY12 YTD FY13
Consolidated commerical aircraft Large Aircraft Equivalent (LACE)
164
159
153
149
147
6.14
6.49
7.15
7.89
8.55
0
1
2
3
4
5
6
7
8
9
0
50
100
150
200
250
300
350
FY09 FY10 FY11 FY12 YTD FY13*
LACE
LACE Rate
See appendix hereto for more information on LACE and LACE Rate. LACE and LACE Rate excludes Bristow Academy, affiliate aircraft, aircraft held for sale, aircraft construction in progress, and reimbursable revenue.

$ in millions

✓

✓

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

BVA – Six Quarters
Year over year improvement for Q1 FY13
BVA* Q4 FY11 – Q1 FY13
*See 10-Q for more information on BVA and appendix hereto for GAAP reconciliation.
• Q1 FY13 BVA is $1.9M,
which is a $17.3M
improvement over Q1
FY12
• Positive year-over-year
change in BVA is driven
by:
Revenue growth in
Europe, West Africa,
and North America
Margin improvements,
including lower
corporate G&A
-3.6
-15.4
1.1
13.6
1.9
-20
-15
-10
-5
0
5
10
15
20
Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13
0

$ in millions

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Our progress on BVA continues with stronger
operating cash flow generation in Q1 FY13
Net cash provided by operating activities
See 10-Q for more information on cash flow provided by operating activities
29.6
35.0
25.7
52.9
55.4
127.9
195.4
151.4
231.3
0
40
80
120
160
200
240
280
320
FY09 FY10 FY11 FY12 Q1 FY13

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Recently announced contract awards provide growth and
demonstrate the success of Bristow’s Client Promise
Norway:
• Contract renewal for four
S-92s starting Sep 2014
for seven-year term with
option to extend for five
years, using existing a/c
• New contract for SAR
services for three
EC225s starting Sep
2014 for five-year term
with option to extend for
five years, using two new
option a/c and one
leased a/c
UK:
• New contract for one
S-92 starting in July
2012
• New contract for one
EC225 starting Aug
2012 for minimum of
two years
• One a/c is reflected in
our fleet and one a/c is
leased
Brazil:
• Lider was awarded
contracts for five S-92s
for five-year terms.
One a/c is leased to
Lider by Bristow and is
scheduled to start work
in Aug 2012 with the
rest starting by Apr
2013
Australia:
• New contract with
INPEX for up to six
EC225s starting in
2014 for ten-year term
with an option to add a
long term SAR a/c,
using one new option
aircraft and five
existing a/c
20 large aircraft
4 = Existing contract extensions
16 = Incremental new contracts
All contracts are at higher pricing
and better terms

Financial highlights:
FY13 guidance reaffirmed
•
EPS guidance range $3.25 -
$3.55, excluding aircraft sales and special items
• Depreciation and amortization expense ~ $90 – $95 million
• SG & A expense ~ $135 - $140 million
• Interest expense ~ $38 - $43 million
• Tax ~ 20% - 24% (assuming revenue earned in same regions and same mix)
• LACE* (Large Aircraft Equivalent) ~ 152-156 (FY13 average)
• LACE Rate* ~ $7.90 - $8.20 million per LACE aircraft per year
• Anticipate a better overall second half of FY13 compared to the first half
* Excludes Bristow Academy, aircraft held for sale, CIP, and reimbursable revenue.

Conclusions
• Our focus on execution is delivering results with Target Zero /
Client Promise being the top priority
• Strong financial profile with liquidity, and prudent balance sheet management (our adjusted debt to equity is 71% vs.
peer* average of 248%)
• We are delivering a balanced shareholder return through
dividend increases (quarterly dividend of $0.20 per share or
33% increase from Q1 FY12) and opportunistic share
repurchases
* Our peer group includes CHC, ERA, Inaer Aviation, and PHI. Data from latest filings as of July 29, 2012. ERA based on S-1 pro-forma.

21 Appendix

Bristow
NABU 16%
EBU 39%
WASBU 21%
AUSBU 12%
OIBU 10%
BRS Academy 2%
U.S. GoM – 79/7
Alaska – 12/3
UK – 32/4
Norway – 26/3
FBH - 64
Nigeria – 45/7
Australia – 28/10
Mexico – 12/5
Brazil – 10/9
Trinidad – 10/1
Russia – 7/3
Egypt – –/–
Turkmenistan – 2/1
Malaysia – 5/2
Other – 12/1
Lider - 85
PAS - 45
Florida – 58/1
Louisiana – 14/1
U.K. – 5/1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Organizational Chart - as of June 30, 2012
Business Unit
(% of FY13 Operating Revenue)
Corporate
Region
( # of Aircraft / # of Locations)
Joint Venture
(# of aircraft)
Key
Operated Aircraft
Bristow owned and/or operated
357 aircraft as of June 30, 2012
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 194 aircraft
as of June 30, 2012

TARGET ZERO

ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Aircraft Fleet – Medium and Large
As of June 30, 2012
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Mature Aircraft Models
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332L Super Puma 18 Twin Turbine 23 - 23 -
AW189 16 Twin Turbine - - - 6
EC225 25 Twin Turbine 18 - 18 -
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 32 4 36 11
82 4 86 17
LACE 76
Medium Helicopters
AW139 12 Twin Turbine 7 2 9 -
Bell 212 12 Twin Turbine 1 14 15 -
Bell 412 13 Twin Turbine 34 20 54 -
EC155 13 Twin Turbine 3 - 3 -
Sikorsky S-76A/A++ 12 Twin Turbine 15 5 20 -
Sikorsky S-76C/C++ 12 Twin Turbine 52 31 83 -
112 72 184 -
LACE 51

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Small, Training and Fixed
As of June 30, 2012 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers
•LACE does not include held for sale, training and fixed wing helicopters
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
Bell 206B 4 Turbine 1 2 3 -
Bell 206 L-3 6 Turbine 4 6 10 -
Bell 206 L-4 6 Turbine 29 1 30 -
Bell 407 6 Turbine 39 - 39 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 6 3 9 -
83 12 95 -
LACE 21
Training Helicopters
AW139 12 Twin Turbine - 3 3 -
Bell 412 13 Twin Turbine - 8 8 -
Bell 212 12 Twin Turbine - 15 15 -
AS355 4 Twin Turbine 5 - 5 -
AS350BB 4 Turbine - 36 36 -
Agusta 109 8 Twin Turbine - 2 2 -
Bell 206B 6 Single Engine 12 - 12 -
Robinson R22 2 Piston 12 - 12 -
Robinson R44 2 Piston 2 - 2 -
Sikorsky 300CB/Cbi 2 Piston 45 - 45 -
Fixed Wing 1 - 1 -
77 64 141 -
Fixed Wing 3 42 45 -
Total 357 194 551 17
TOTAL LACE (Large Aircraft Equivalent) 147

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating lease strategy: lowering the cost and amount of
capital needed to grow
• Of the 56 aircraft currently leased in our fleet, 30 are training and 26 are commercial (18 LACE)
• 18 LACE aircraft represent approximately 12% of our commercial fleet
• Our goal is for commercial fleet operating leases to account for 20-30% of our
LACE
Leased aircraft as of June 30, 2012
Large Medium Small Total Leased LACE Total LACE % Leased
EBU 8 - - 8 8 47 17%
WASBU - 1 - 1 1 22 2%
NABU 2 11 1 14 8 30 26%
AUSBU 1 - 2 3 2 18 11%
OIBU - - - - - 32 0%
Total 11 12 3 26 18 147 12%

Consolidated Fleet Changes and Aircraft Sales for
Q1 FY13
EBU WASBU NABU AUSBU OIBU Total
Large 3 - - 3 - 6
Medium 2 1 - 1 7 11
Small - - - - - -
Total 5 1 - 4 7 17
Aircraft held for sale by BU
EBU WASBU NABU AUSBU OIBU BA Total
Large 8 - 2 1 - - 11
Medium - 1 11 - - - 12
Small - - 1 2 - - 3
Fixed - - - - - - -
Training - - - - - 30 30
Total 8 1 14 3 - 30 56
Leased aircraft in consolidated fleet
# of A/C Sold Received*
Q1 FY13 4 19 $
Totals 4 19 $
* $ in millions
Q 1 FY13
Fleet Count Beginning Period 361
Delivered
S-92 2
Total Delivered 2
Removed
Sales (4)
Other* (2)
Total Removed (6)
357
* Includes destroyed aircraft, lease returns
and commencements
Fleet changes

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating Revenue, LACE and LACE rate by BU
Operating revenue LACE LACE Rate
2,3
EBU 123.2 47 10.60
WASBU 66.4 22 12.35
NABU 52.6 30 7.05
AUSBU 38.2 18 8.48
OIBU 33.2 32 4.22
Total 313.6 147 8.55
Operating Revenue, LACE, and LACE Rate by BU
as of June 30, 2012
1
1) $ in millions
2) LACE Rate is annualized
3) $ in millions per LACE
4) OIBU LACE rate is lower than other business units’ LACE rate due to a large proportion of revenue being from dry leases
4

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Order and options book as of June 30, 2012
#
Helicopter
Class
Delivery Date Location Contracted #
Helicopter
Class
Delivery Date
3 Large December 2012 EBU 3 1 Large September 2013
2 Large December 2012 WASBU 0 1 Large December 2013
2 Large March 2013 EBU 2 1 Large March 2014
1 Large September 2013 EBU 0 1 Large June 2014
1 Large September 2013 NABU 0 1 Large September 2014
2 Large December 2013 OIBU 0 1 Large December 2014
1 Large September 2014 NABU 0 1 Large March 2015
1 Large December 2014 OIBU 0 2 Large June 2015
1 Large March 2015 OIBU 0 2 Large September 2015
1 Large June 2015 EBU 0 2 Large December 2015
1 Large March 2016 EBU 0 1 Large March 2016
1 Large June 2016 AUSBU 0 2 Large June 2016
17 5 2 Large September 2016
2 Large December 2016
* Six large ordered aircraft expected to enter service beginning 1 Large March 2017 in calendar year 2014 are subject to the successful development 1 Large June 2017 and certification of the aircraft. 1 Large September 2017
1 Large December 2017
1 Medium June 2013
4 Medium December 2013
3 Medium June 2014
2 Medium September 2014
2 Medium June 2015
36
ORDER BOOK* OPTIONS BOOK

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR margin* trend
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 31.2% 31.7% 31.9% 28.0% 30.8% 29.8% 31.5% 34.6% 34.4% 32.7%
WASBU 31.7% 36.8% 33.7% 39.1% 36.0% 33.7% 36.9% 35.8% 34.3% 35.2%
NABU 18.3% 20.0% 14.9% 17.7% 17.8% 20.8% 25.8% 15.9% 8.5% 18.5%
AUSBU 26.5% 36.7% 34.4% 31.3% 32.4% 33.2% 26.1% 27.0% 31.1% 29.3%
OIBU 34.4% 37.6% 25.9% 25.1% 31.0% 18.3% 40.2% 37.4% 59.4% 39.3%
Consolidated 24.7% 27.8% 24.7% 23.9% 25.3% 23.8% 27.5% 25.9% 29.6% 26.7%
2013
Q1 Q2 Q3 Q4 Full Year Q1
EBU 33.0% 31.4% 30.7% 36.1% 32.9% 32.2%
WASBU 29.5% 35.5% 37.2% 36.6% 35.0% 31.9%
NABU 14.3% 20.6% 14.8% 19.4% 17.3% 23.2%
AUSBU 20.2% 14.4% 23.5% 35.6% 24.3% 27.0%
OIBU 48.1% 19.1% 47.8% 42.9% 39.5% 36.2%
Consolidated 23.4% 24.0% 27.6% 31.2% 26.6% 26.3%
2010 2011
2012
* Adjusted EBITDAR excludes special items and asset dispositions and calculated by taking adjusted EBITDAR divided by operating revenue

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions) Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
Net income $24.0 $33.7 $27.1 $28.7 $113.5 $20.9 $38.8 $42.3 $31.2 $133.3
Income tax expense 9.5 11.2 5.7 2.6 29.0 8.5 3.3 -11.8 7.1 7.1
Interest expense 10.0 10.6 11.0 10.8 42.4 11.0 11.5 13.8 9.9 46.2
Gain on disposal of assets -6.0 -4.9 -2.4 -5.3 -18.7 -1.7 -1.9 0.0 -5.1 -8.7
Depreciation and amortization 18.2 18.5 20.7 17.4 74.7 19.3 21.0 21.3 27.7 89.4
Special items 2.6 -2.5 -1.1 1.0 0.0 0.0 0.0 -1.2 2.4 1.2
  EBITDA Subtotal 58.2 66.7 60.9 55.1 240.9 58.1 72.7 64.4 73.3 268.5
Rental expense 7.0 7.0 7.2 6.3 27.3 6.6 6.1 8.7 7.7 29.2
Adjusted EBITDAR $65.2 $73.6 $68.1 $61.3 $268.2 $64.7 $78.8 $73.1 $81.1 $297.7
3/31/2013
($ in millions) Q1 Q2 Q3 Q4 Full Year Q1
Net income $21.2 $3.0 $26.5 $14.6 $65.2 $24.2
Income tax expense 6.6 -1.9 7.1 2.4 14.2 6.2
Interest expense 9.0 9.5 9.8 10.0 38.1 8.8
Gain on disposal of assets -1.4 1.6 2.9 28.6 31.7 5.3
Depreciation and amortization 22.7 25.4 22.7 25.3 96.1 21.4
Special items 0.0 24.6 0.0 3.4 28.1 2.2
  EBITDA Subtotal 58.1 62.1 68.9 84.3 273.4 68.0
Rental expense 9.0 9.1 12.8 15.1 46.0 16.3
Adjusted EBITDAR $67.0 $71.2 $81.8 $99.5 $319.5 $84.3
3/31/2010 3/31/2011
3/31/2012
Fiscal year ended,
Fiscal year ended,

Bristow Value Added (BVA)
Sample calculation
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA          =           GCF         - (          GOA          X            10.5%**    )
Bristow Value Added calculation for Q1 FY12
($15.4) =           $60*          - (         $2,874*       X            2.625%** )
Bristow Value Added calculation for Q1 FY13
$1.9            =
$80*          - (         $2,976*       X            2.625%**  )
*     Reconciliation for these items follows right after  this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross Cash Flow Presentation
Special items:
(in millions)
Gross Cash Flow Reconciliation Q1 FY12 Q1 FY13
Net Income 21 24
Depreciation and Amortization 23 21
Interest Expense 9 9
Interest Income (0)                   (0)
Rent 9                     16
Other Income/expense-net (0)                   1
Gain/loss on Asset Sale (1)                   5
Special Items 0 2
Tax Effect from Special Items 0                     (2)
Earnings (losses) from Unconsolidated Affiliates, Net (6)                   (2)
Non-controlling Interests 0 1
Gross Cash Flow  before Lider $54 $75
Gross Cash Flow - Lider proportional 6 5
Gross Cash Flow  after Lider $60 $80
FY13  includes: $2.2m special charge for severance costs related to the termination of a contract in the Southern North Sea

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Gross Operating Asset Presentation
(in millions)
Adjusted Gross Operating Assets Reconciliation Q1 FY12 Q1 FY13
Total Assets 2,701               2,740
Accumulated Depreciation 463                    468
Capitalized Operating Leases 136                    194
Cash and Cash Equivalents (117)                 (227)
Investment in Unconsolidated Entities (210)                 (201)
Goodwill (30)                    (29)
Intangibles (7)                       (4)
Assets Held for Sale: Net (34)                    (18)
Assets Held for Sale: Gross 77                      86
Adj. for gains & losses on assets sales (0)                       116
Accounts Payable (51)                    (58)
Accrued Maintenance and Repairs (11)                    (16)
Other Accrued Taxes (4)                       (7)
Accrued Wages, Benefits and Related Taxes (33)                    (43)
Other Accrued Liabilities (18)                    (27)
Income Taxes Payable (16)                    (10)
Deferred Revenue (9)                       (13)
ST Deferred Taxes (10)                    (15)
LT Deferred Taxes (155)                 (142)
Adjusted Gross Operating Assets before Lider $2,672 $2,794
Adjusted Gross Operating Assets - Lider proportional 202                    182
Adjusted Gross Operating Assets after Lider $2,874 $2,976

$	
$	
$	
$	
$	
$	
$	

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

GAAP reconciliation

Three Months Ended

June 30,

2012
2011

(In thousands, except per
share amounts)

Adjusted operating income ..................................................
47,470     $ 34,989

Gain (loss) on disposal of assets
.....................................  (5,315)     1,416

Severance costs for termination of a contract ..................
(2,162)     —
Operating income
................................................................   39,993     $ 36,405

Adjusted EBITDAR .............................................................
  84,273     $ 67,025
Gain (loss) on disposal of assets
.....................................  (5,315)     1,416
Severance costs for termination of a contract ..................
(2,162)     —
Depreciation and amortization ........................................
  (21,372)     (22,708)
Rent expense ...................................................................
(16,274)     (8,953)
Interest expense ...............................................................
  (8,774)     (8,955)

Provision for income taxes ..............................................
  (6,180)     (6,606)
Net income ...........................................................................
  24,196     $ 21,219

Adjusted net income ............................................................
  29,618     $ 19,878

Gain (loss) on disposal of assets
(i)
.................................   (4,234)     1,167

Severance costs for termination of a contract
(i)
.............   (1,722)     —
Net income attributable to Bristow Group ...........................
23,662     $ 21,045

Adjusted diluted earnings per share .....................................
  0.81     $ 0.54

Gain (loss) on disposal of assets
(i)
.................................   (0.12)     0.03

Severance costs for termination of a contract
(i)
.............   (0.05)     —
Diluted earnings per share ...................................................
  0.65     0.57

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage Reconciliation
*Adjusted EBITDAR exclude gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of June 30, 2012 736.3 $                                   1,540.7 $     2,277.0 $        32.3%
Adjust for:
Unfunded pension liability 109.8                                      109.8
NPV of all lease obligations 217.0                                      217.0
Letters of credit 1.5                                         1.5
Adjusted 1,064.6 $                                (d) 1,540.7 $     2,605.3 $        40.9%
Calculation of debt to adjusted EBITDAR multiple
Adjusted EBITDAR*:
FY 2012 336.8 $                                   (e)
Annualized 449.1 $
= (d) / (e) 3.16:1

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

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